Dear Shareholders:

Two of the three equally divided fixed-income sectors of the Trust continue to be driven by calm market conditions and favorable economic trends. We have remained relatively cautious in the U.S. government and mortgage markets due to continued U.S. economic growth and ever-lower unemploy-ment rates. In Europe, we are also conservatively positioned, keeping durations (measures of interest-rate sensitivity) short and mostly avoiding local currency exposure. Our high-yield analysts continue to take a cautious view on corporate credit quality, edging toward the higher end of the quality spectrum in high-yield bonds.

The Trust's stock market price, which stood at $9.625 on November 29, 1996, declined to $9.50 on May 30, 1997, while its net-asset-value (NAV) price decreased from $10.57 to $10.42, representing a total return of 2.95% based on market price and 2.83% based on NAV. This compares to a 2.14% return for the J.P. Morgan Non-Dollar Government Bond Index, an unmanaged index of actively traded government bonds issued from 12 countries (excluding the United States) with remaining maturities of at least one year, and to a 0.45% return for the Lehman Brothers Government Bond Index, an unmanaged index of U.S. Treasury and government-agency obligations.

We believe the Trust continues to benefit from its innovative share repurchase program. This program, which was implemented in April 1996 authorizes the Trust to repurchase up to 10% of its outstanding shares annually. The Trust captures the difference between its NAV and its market price when it repurchases shares at a discount to its NAV and pays the added value to its shareholders with their regular monthly distributions. The extra distribution paid to shareholders is currently adding approximately 50 basis points (0.50%) to the Trust's distribution rate at both NAV and market price. This higher distribution rate has helped keep the Trust's market price steady, at approximately $9.50.

U.S. Government/Mortgage

During most of this period, we have kept durations on the short side (approximately 10%), reflecting our concerns about a possible monetary tightening by the Federal Reserve Board (the Fed) in response to sustained economic growth in the United States. We are now less concerned about that prospect because the Fed has softened its position, and we have moved to a neutral duration in this sector. We still favor mortgages as a subsector.


High-Yield Corporate

Heavy weightings in media and general industrial bonds have characterized our approach to this sector, and we have forsaken more speculative elements in favor of companies with less debt and steadier earnings. The average credit quality of our holdings in this sector is higher than those of relevant indices and our competitors. We believe this approach has added to the Trust's stability.


International

With limited exposure to interest-rate moves and mostly U.S. dollar holdings, we have avoided the worst of the renewed turmoil surrounding the impending European union. We have decidedly favored the peripheral countries of Europe during this period, with holdings in Spain, Sweden, Italy, and Ireland. Smaller holdings in New Zealand and Australia round out the international position. We have also allocated 5% of our international position to emerging market bonds, an area that has seen the best returns of any subsector during this period. Strong gains by bonds in Mexico and Argentina, as well as in Russia and Poland, have helped the overall effort.


The Trust derives its relative stability of net asset value from the diversification among the three sectors referred to above, as these sectors do not always move in sync with economic or financial events.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin
A. Keith Brodkin
Chairman and President

/s/ James T. Swanson
James T. Swanson
Portfolio Manager

June 12, 1997
                                ----------------
In accordance with Section 23(c) of the Investment Company Act of 1940, the Trust hereby gives notice that it may from time to time repurchase shares of the Trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.


Investment Objective and Policy

MFS(R) Charter Income Trust's investment objective is to enhance current income.

The Trust will seek to achieve this objective by investing approximately one-third of its assets in each of the following sectors of the fixed-income securities markets: U.S. government securities and related options; debt obligations of foreign governments and other foreign issuers; and high-yielding corporate fixed-income securities, some of which may involve equity features. There are special risks associated with high-yield and foreign securities. Government guarantees apply to individual securities only and not to prices and yields of shares in a managed portfolio. During periods of unusual market or economic conditions, the Trust may invest up to 50% of its assets in any one sector and may choose not to invest in a sector in order to achieve its investment objective. The Trust may also enter into options and futures transactions and forward foreign currency exchange contracts and purchase securities on a "when-issued" basis.

[boxed text]

  Performance Summary
  (For the six months ended May 31, 1997)

  Net Asset Value Per Share
  November 30, 1996                $10.57
  May 31, 1997                     $10.42

  New York Stock Exchange Price
  November 30, 1996                $9.625
  May 30, 1997 (high)*             $9.500
  April 18, 1997 (low)*            $9.125
  May 30, 1997                     $9.500

 *For the period December 1, 1996, through May 31, 1997.




Number of Employees

The Trust is organized as a Massachusetts busi-ness trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, nondiversified, management investment company and has no employees.


Number of Shareholders

As of May 31, 1997, our records indicate that there are 9,458 registered shareholders and approximately 55,500 shareholders owning Trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the Trust, please write or call:

       State Street Bank and Trust Company
       P.O. Box 8200
       Boston, MA 02266-8200
       1-800-637-2304


New York Stock Exchange Symbol

The New York Stock Exchange symbol is MCR.

Dividend Reinvestment and Cash Purchase Plan

The Trust offers a Dividend Reinvestment and Cash Purchase Plan which allows you to reinvest either all of the distributions or only the long-term capital gains paid by the Trust. Unless the shares are trading at a premium (exceeding net asset value), purchases are made at the market price. Otherwise, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. You can also buy shares of the Trust. Investments from $100 to $500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the Trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. A service fee of $0.75 is charged for each cash purchase as well as a pro rata share of the brokerage commissions, if any. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.


To enroll in or withdraw from the Plan or to receive a brochure providing a complete description of the Plan, please contact the Plan agent at the address and telephone number located on the back cover of this report. Please have available the name of the Trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. When you withdraw from the Plan, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

Portfolio of Investments -- May 31, 1997

Bonds -- 94.6%


                                      Principal Amount
Issuer                                  (000 Omitted)           Value

U.S. Bonds -- 61.6%
Aerospace -- 0.3%
BE Aerospace, Inc., 9.875s,
  2006    ...........................      $2,000         $  2,080,000
                                                         -------------
Airlines
Airplane Pass Through Trust,
  10.875s, 2019    ..................      $  225         $    248,625
Eastern Airlines, Inc., 11.75s,
  1993**  ...........................       5,000                    0
Eastern Airlines, Inc., 12.75s,
  1996**  ...........................       3,000               30,000
                                                         -------------
                                                          $    278,625
                                                         -------------
Automotive -- 1.1%
Exide Corp., 10s, 2005   ............      $2,200         $  2,293,500
Harvard Industries, Inc., 12s,
  2004    ...........................         155               54,250
Lear Corp., 9.5s, 2006   ............       2,000            2,120,000
Titan Wheel International, Inc.,
  8.75s, 2007   .....................       3,150            3,197,250
                                                         -------------
                                                          $  7,665,000
                                                         -------------
Banks and Credit Companies -- 0.3%
Advanta Corp., 7.07s, 1997  .........      $2,000         $  2,000,440
                                                         -------------
Building -- 2.7%
American Standard, Inc., 10.5s,
  2005    ...........................      $5,500         $  5,383,125
Building Materials Corp., 11.75s,
  2004    ...........................       4,775            4,291,531
Johns Manville International
  Group, Inc., 10.875s, 2004   ......       1,950            2,140,125
Nortek, Inc., 9.25s, 2007##    ......         700              693,000
Nortek, Inc., 9.875s, 2004  .........       2,225            2,247,250
UDC Homes, Inc., 14.25s, 2000 .......          13                7,368
USG Corp., 9.25s, 2001   ............       4,275            4,520,813
                                                         -------------
                                                          $ 19,283,212
                                                         -------------
Cellular Telephones -- 0.4%
Millicom International Cellular
  Communications Corp., 0s to
  2001, 13.5s to 2006    ............      $3,475         $  2,545,437
                                                         -------------
Chemicals -- 0.7%
NL Industries, Inc., 11.75s,
  2003    ...........................      $1,185         $  1,303,500
Sterling Chemicals, Inc., 11.25s,
  2007##  ...........................       1,000            1,065,000
UCC Investors Holdings, Inc.,
  10.5s, 2002   .....................       2,500            2,725,000
UCC Investors Holdings, Inc.,
  12s, 2005  ........................         350              323,750
                                                         -------------
                                                          $  5,417,250
                                                         -------------

U.S. Bonds -- continued
Computer Software -- Systems -- 0.1%
Anacomp, Inc., 10.875s,
  2004##  ...........................      $  975         $    999,375
                                                         -------------
Conglomerates -- 0.5%
News America Holdings Inc.,
  10.125s, 2012    ..................      $3,000         $  3,396,210
                                                         -------------
Consumer Goods and Services -- 3.2%
E & S Holdings Corp., 10.375s,
  2006    ...........................      $1,000         $  1,045,000
FoodBrands America, Inc.,
  10.75s, 2006  .....................       1,300            1,508,793
International Semi-Tech
  Microelectronics, Inc., 11.5s,
  2003    ...........................       3,400            2,074,000
Kindercare Learning Center, Inc.,
  9.5s, 2009    .....................         250              240,625
Panamsat LP, 0s to 1998,
  11.375s to 2003  ..................       1,000              965,000
Reeves Industries, Inc., 11s,
  2002    ...........................         700              582,750
Remington Arms, Inc., 10s,
  2003##  ...........................         300              240,000
Revlon, Inc., 10.5s, 2003   .........       5,000            5,287,500
Samsonite Corp., 11.125s,
  2005    ...........................       1,000            1,115,000
Sealy Corp., 10.25s, 2003   .........       3,550            3,665,375
Syratech Corp., 11s, 2007   .........         200              212,500
Westpoint Stevens, Inc., 9.375s,
  2005    ...........................       5,550            5,785,875
                                                         -------------
                                                          $ 22,722,418
                                                         -------------
Containers -- 1.7%
Calmar, Inc., 11.5s, 2005   .........      $1,500         $  1,552,500
Gaylord Container Corp., 11.5s,
  2001    ...........................         500              526,250
Gaylord Container Corp.,
  12.75s, 2005  .....................       2,350            2,573,250
Ivex Packaging Corp., 12.5s,
  2002    ...........................       4,000            4,340,000
Owens-Illinois, Inc., 9.75s, 2004 ...         750              795,000
Owens-Illinois, Inc., 9.95s, 2004 ...       1,250            1,321,875
Silgan Corp., 11.75s, 2002  .........       1,150            1,213,250
                                                         -------------
                                                          $ 12,322,125
                                                         -------------
Corporate Asset Backed -- 0.2%
Merrill Lynch Mortgage
  Investors, Inc., 8.225s, 2023+ ....      $1,500         $  1,290,703
                                                         -------------
Defense Electronics -- 0.1%
Alliant Techsystem., Inc.,
  11.75s, 2003  .....................      $  600         $    661,500
                                                         -------------

                                       Principal Amount
Issuer                                   (000 Omitted)          Value

U.S. Bonds -- continued
Entertainment -- 0.5%
Act III Theaters, Inc., 11.875s,
  2003  ..............................      $ 1,000      $  1,080,000
AMC Entertainment, Inc., 9.5s,
  2009##   ...........................        1,025         1,041,656
American Skiing Co., 12s, 2006 .......          500           518,750
Cinemark USA, Inc., 9.625s,
  2008  ..............................          700           710,500
                                                         -------------
                                                         $  3,350,906
                                                         -------------
Financial Institutions
Americo Life, Inc., 9.25s, 2005   ....      $   300      $    303,000
                                                         -------------
Food and Beverage Products -- 0.7%
Coca-Cola Bottling Group, Inc.,
  9s, 2003    ........................      $   750      $    776,250
Specialty Foods Corp., 10.25s,
  2001  ..............................        2,000         1,960,000
Texas Bottling Group, Inc., 9s,
  2003  ..............................        2,500         2,562,500
                                                         -------------
                                                         $  5,298,750
                                                         -------------
Government National Mortgage
  Association -- 9.0%
GNMA, 7s, 2022 -- 2025    ............      $ 7,252      $  7,090,949
GNMA, 7.5s, 2022 -- 2026  ............       27,503        27,464,185
GNMA, 8s, 2025 -- 2027    ............       26,032        26,487,641
GNMA, 9s, 2019   .....................        3,319         3,551,008
                                                         -------------
  Total Government National Mortgage
    Association    ....................................   $ 64,593,783
                                                          -------------
Machinery -- 0.6%
AGCO Corp., 8.5s, 2006    ............      $ 4,325      $  4,389,875
                                                         -------------
Medical and Health Technology
  and Services -- 1.0%
Beverly Enterprises, Inc., 9s,
  2006  ..............................      $   750      $    761,250
Genesis Health, 9.75s, 2005  .........        2,000         2,085,000
Imed Corp., 9.75s, 2006##    .........          700           710,500
Quorum Health Group, Inc.,
  8.75s, 2005    .....................        1,900         1,947,500
Tenet Healthcare Corp.,
  10.125s, 2005  .....................        1,525         1,662,250
                                                         -------------
                                                         $  7,166,500
                                                         -------------
Metals and Minerals -- 0.4%
Haynes International, Inc.,
  11.625s, 2004  .....................      $ 2,650      $  2,848,750
                                                         -------------
Oil Services -- 1.0%
AmeriGas Partners LP, 10.125s,
  2007  ..............................      $   600      $    630,000
Clark Refining & Manufacturing,
  Inc., 0s, 2000    ..................          350           265,125

Oil Services -- continued
Clark USA, Inc., 10.875s, 2005 .......      $   735      $    760,725
Falcon Drilling, Inc., 8.875s,
  2003  ..............................        2,750         2,791,250
Ferrell Gas LP, 10s, 2001    .........        2,600         2,691,000
                                                         -------------
                                                         $  7,138,100
                                                         -------------
Oils -- 0.2%
Noble Drilling Corp., 9.125s,
  2006  ..............................      $ 1,250      $  1,343,750
                                                         -------------
Printing and Publishing -- 0.1%
Day International Group, Inc.,
  11.125s, 2005  .....................      $   600      $    636,000
                                                         -------------
Real Estate Investment Trusts -- 0.2%
Loewen Group International,
  Inc., 7.5s, 2001  ..................      $ 1,500      $  1,492,500
                                                         -------------
Restaurants and Lodging -- 0.2%
Red Roof Inns, Inc., 9.625s,
  2003  ..............................      $ 1,750      $  1,806,875
                                                         -------------
Special Products and Services -- 3.0%
AAF-Mcquay, Inc., 8.875s, 2003 .......      $ 1,500      $  1,462,500
Blount, Inc., 9s, 2003    ............        1,250         1,243,750
Buckeye Cellulose Corp., 8.5s,
  2005  ..............................        1,010           999,900
Fairfield Manufacturing Corp.,
  11.375s, 2001  .....................          500           527,500
Howmet Corp., 10s, 2003   ............        2,615         2,824,200
Idex Corp., 9.75s, 2002   ............        1,350         1,410,750
IMO Industries, Inc., 11.75s,
  2006  ..............................        2,000         2,010,000
Interlake Corp., 12s, 2001   .........        1,750         1,925,000
Interlake Corp., 12.125s, 2002   .....        1,925         2,026,062
Interlake Revolver, 5.75s,
  1997##   ...........................           95            94,154
K & F Industries, Inc., 11.875s,
  2003  ..............................          769           815,140
Newflow Corp., 13.25s, 2002  .........          700           756,875
Polymer Group, Inc., 12.25s,
  2002  ..............................        1,333         1,464,634
Synthetic Industries, Inc., 9.25s,
  2007##   ...........................        2,250         2,311,875
Thermadyne Holdings Corp.,
  10.25s, 2002   .....................          750           772,500
Thermadyne Holdings Corp.,
  10.75s, 2003   .....................        1,250         1,290,625
                                                         -------------
                                                         $ 21,935,465
                                                         -------------
Steel -- 1.5%
AK Steel Holdings Corp.,
  9.125s, 2006   .....................      $   500      $    515,625

                                      Principal Amount
Issuer                                  (000 Omitted)           Value

U.S. Bonds -- continued
Steel -- continued
AK Steel Holdings Corp.,
  10.75s, 2004  .....................      $1,500         $  1,627,500
Armco, Inc., 11.375s, 1999  .........         600              624,000
Commonwealth Aluminum
  Corp., 10.75s, 2006    ............         750              787,500
Jorgensen (Earle M.) Co.,
  10.75s, 2000  .....................       1,500            1,455,000
Kaiser Aluminum & Chemical
  Corp., 9.875s, 2002    ............       2,550            2,613,750
Northwestern Steel + Wire Co.,
  9.5s, 2001    .....................         150              130,500
WCI Steel, Inc., 10s, 2004  .........       2,850            2,935,500
                                                         -------------
                                                          $ 10,689,375
                                                         -------------
Stores -- 0.6%
Finlay Fine Jewelry, 10.625s,
  2003    ...........................      $2,750         $  2,887,500
Parisian, Inc., 9.875s, 2003   ......       1,150            1,207,500
                                                         -------------
                                                          $  4,095,000
                                                         -------------
Supermarkets -- 1.8%
Dominick's Finer Foods Co.,
  10.875s, 2005    ..................      $2,500         $  2,778,125
Grand Union Co., 12s, 2004  .........         700              553,000
Kroger Co., 8.5s, 2003   ............         500              518,750
Pathmark Stores, Inc., 9.625s,
  2003 ..............................       3,100            2,952,750
Ralph's Grocery Co., 10.45s,
  2004 ..............................       1,900            2,085,250
Smiths Food & Drug Centers,
  11.25s, 2007  .....................       3,325            3,890,250
                                                         -------------
                                                          $ 12,778,125
                                                         -------------
Telecommunications -- 7.8%
Adelphia Communications
  Corp., 9.875s, 2007##  ............      $1,250         $  1,193,750
American Radio Systems Corp.,
  9s, 2006   ........................         775              790,500
Brooks Fiber Properties, Inc., 0s
  to 2001, 10.875s to 2006  .........       2,180            1,482,400
Brooks Fiber Properties, Inc., 0s
  to 2001, 11.875s to 2006  .........         750              483,750
Cablevision Systems Corp.,
  9.25s, 2005   .....................       1,500            1,507,500
Colt Telecom Group PLC, 0s to
  2001, 12s to 2006   ...............         500              315,000
Comcast Cellular Holdings, Inc.,
  9.5s, 2007##  .....................       3,000            3,003,750
Comcast Corp., 9.375s, 2005 .........       5,735            5,935,725

Telecommunications -- continued
Diamond Cable Communications
  Corp., 0s to 2000, 11.75s to
  2005    ...........................      $2,090         $  1,415,975
Echostar Communications
  Corp., 12.875s, 2004   ............       2,000            1,670,000
Echostar Satellite Broadcasting
  Corp., 13.125s, 2004   ............         595              404,600
Falcon Holdings Group, Inc.,
  11s, 2003  ........................       1,757            1,585,540
Globalstar LP/Capital, 11.375s,
  2004##  ...........................         500              506,250
Granite Broadcasting Corp.,
  10.375s, 2005    ..................         800              816,000
ICG Holdings, Inc., 12.5s, 2006 .....       3,600            2,313,000
Intermedia Capital Partners IV,
  LP, 11.25s, 2006    ...............       1,150            1,219,000
Jones Intercable, Inc., 8.875s,
  2007 ..............................       3,000            2,985,000
Lenfest Communications, Inc.,
  10.5s, 2006   .....................       2,275            2,434,250
Marcus Cable Operating Co.,
  13.5s, 2004   .....................       3,100            2,666,000
MFS Communications, Inc.,
  8.875s, 2006  .....................       2,550            1,988,311
Mobile Telecommunication
  Technologies Corp., 13.5s,
  2002    ...........................       1,000            1,030,000
Mobilemedia Communications,
  Inc., 10.5s, 2003   ...............       1,150              123,625
Nextel Communications, Inc., 0s
  to 1999, 9.75s to 2004    .........       1,745            1,326,200
Orion Network Systems, Inc.,
  11.25s, 2007  .....................       1,625            1,673,750
Orion Network Systems, Inc.,
  12.5s, 2007   .....................         750              427,500
Paging Network, Inc., 8.875s,
  2006    ...........................       3,185            2,834,650
Qwest Communications
  International, Inc., 10.875s,
  2007##  ...........................         750              803,438
Rogers Cablesystems, Inc.,
  10.125s, 2012    ..................       3,050            3,187,250
Sprint Spectrum LP, 11s, 2006 .......       2,125            2,348,125
Sprint Spectrum LP, 12.5s,
  2006    ...........................       2,600            1,833,000
Teleport Communications
  Group, Inc., 11.125s, 2007   ......       1,900            1,334,750
Videotron Holdings PLC, 0s to
  2000, 11s to 2005   ...............       2,650            2,173,000

                                        Principal Amount
Issuer                                    (000 Omitted)           Value

U.S. Bonds -- continued
Telecommunications -- continued
Western Wireless Corp., 10.5s,
  2007    ...........................     $ 1,925           $  1,944,250
                                                           -------------
                                                            $ 55,755,839
                                                           -------------
Transportation -- 0.1%
Moran Transportation Co.,
  11.75s, 2004  .....................     $   700           $    764,750
                                                           -------------
Utilities -- Electric -- 0.7%
Midland Cogeneration Venture
  Corp., 10.33s, 2002 ...............     $ 4,853           $  5,193,171
                                                           -------------
U.S. Federal Agencies -- 5.0%
Federal Home Loan Mortgage
  Corp., 7.5s, 2099   ...............     $22,000           $ 21,951,820
Federal National Mortgage
  Assn., 7s, 2026--2027  ............       4,973              4,839,126
Federal National Mortgage
  Assn., 7.172s, 2020    ............         393                395,431
Financing Corp., 0s, 2014   .........      13,519              3,962,419
Israel Aid, 5.89s, 2005  ............       5,000              4,687,500
                                                           -------------
                                                            $ 35,836,296
                                                           -------------
U.S. Treasury Obligations -- 15.9%
U.S Treasury Notes, 6.375s,
  2000    ...........................     $20,000           $ 20,009,400
U.S. Treasury Bonds, 13.375s,
  2001    ...........................      20,000             24,984,400
U.S. Treasury Bonds, 10.75s,
  2005    ...........................      10,000             12,542,200
U.S. Treasury Bonds, 10.375s,
  2012    ...........................       7,200              9,070,848
U.S. Treasury Bonds, 11.25s,
  2015    ...........................      27,100             38,935,112
U.S. Treasury Bonds, 8.75s,
  2020    ...........................       7,500              8,982,450
                                                           -------------
                                                            $114,524,410
                                                           -------------
  Total U.S. Bonds  ....................................    $442,603,515
                                                           -------------
Foreign Bonds -- 33.0%
Argentina -- 1.2%
Republic of Argentina, 6.625s,
  2005    ...........................     $ 1,940           $  1,809,050
Republic of Argentina, 11.75s,
  2007##  ...........................       4,500              4,905,000
Republic of Argentina, 6.438s,
  2023    ...........................       1,000                855,000
Republic of Argentina, Floating
  Rate, 2023    .....................       1,750              1,181,250
                                                           -------------
                                                            $  8,750,300
                                                           -------------

Foreign Bonds -- continued
Australia -- 9.9%
Commonwealth of Australia,
  8.75s, 2001   ..................... AUD  26,470           $ 21,583,950
Commonwealth of Australia,
  9.75s, 2002   .....................      17,660             15,031,817
Commonwealth of Australia,
  10s, 2002  ........................      17,670             15,262,203
Commonwealth of Australia,
  9.5s, 2003    .....................      22,640             19,244,844
                                                           -------------
                                                            $ 71,122,814
                                                           -------------
Brazil -- 0.3%
Federal Republic of Brazil,
  6.688s, 2001  .....................     $   435           $    428,475
Federal Republic of Brazil,
  6.938s, 2009  .....................       2,000              1,745,000
                                                           -------------
                                                            $  2,173,475
                                                           -------------
Canada -- 1.0%
Gulf Canada Resources Ltd.,
  9.25s, 2004   .....................     $ 4,400           $  4,609,000
Rogers Cantel, Inc., 9.375s,
  2008    ...........................       1,500              1,560,000
Videotron Ltd., 10.25s, 2002   ......         800                848,000
                                                           -------------
                                                            $  7,017,000
                                                           -------------
Colombia -- 0.1%
Republic of Colombia, 8.66s,
  2016##  ...........................     $ 1,000           $  1,020,000
                                                           -------------
Denmark -- 1.2%
Kingdom of Denmark, 8s, 2001          DKK   5,973           $  1,021,554
Nykredit Bank, 8s, 2026  ............      46,946              7,414,427
                                                           -------------
                                                            $  8,435,981
                                                           -------------
Ecuador -- 0.8%
Republic of Ecuador, 3.5s, 2025 .....     $13,000           $  5,882,500
                                                           -------------
Greece -- 1.8%
Hellenic Republic, 12.6s, 2003 .....GRD 2,185,000           $  8,452,890
Hellenic Republic, 14.3s, 2003 .....      580,000              2,220,371
Hellenic Republic, 14.5s, 2003 .....      600,000              2,295,834
                                                           -------------
                                                            $ 12,969,095
                                                           -------------
Ireland -- 2.0%
Republic of Ireland, 8s, 2000  ...... IEP   4,270           $  6,833,027
Republic of Ireland, 6.5s, 2001 .....       4,910              7,555,068
                                                           -------------
                                                            $ 14,388,095
                                                           -------------
Italy -- 1.3%
Republic of Italy, 9.5s, 1999  ....ITL 15,450,000           $  9,529,633
                                                           -------------
Mexico -- 2.3%
Empresas ICA Sociedad SA,
  11.875s, 2001    ..................     $ 1,000           $  1,085,000

                                         Principal Amount
Issuer                                     (000 Omitted)          Value

Foreign Bonds -- continued
Mexico -- continued
United Mexican States, 11.375s,
  2016   ..........................          $1,000          $  1,097,500
United Mexican States, 6.25s,
  2019   ..........................           4,500             3,358,125
United Mexican States, 6.25s,
  2019   ..........................           6,000             4,477,500
United Mexican States, 6.453s,
  2019   ..........................           1,000               920,000
United Mexican States, 6.867s,
  2019   ..........................           1,500             1,380,000
United Mexican States, 11.5s,
  2026   ..........................           4,000             4,410,000
                                                            -------------
                                                             $ 16,728,125
                                                            -------------
New Zealand -- 1.9%
Government of New Zealand,
  8s, 2001  ....................... NZD      19,170          $ 13,529,048
                                                            -------------
Panama -- 0.4%
Republic of Panama, 7.875s,
  2002   ..........................          $1,500          $  1,474,500
Republic of Panama, 7.875s,
  2002##    .......................           1,000               990,000
                                                            -------------
                                                             $  2,464,500
                                                            -------------
Poland -- 0.3%
Government of Poland, 6.938s,
  2024   ..........................          $2,000          $  1,957,500
                                                            -------------
Russia -- 0.2%
Government of Russia, Floating
  Rate, 2049+  ....................          $2,000          $  1,452,500
                                                            -------------
Spain -- 3.3%
Government of Spain, 10.1s,
  2001   .......................... ESP   1,230,110          $  9,803,065
Government of Spain, 10.5s,
  2003   ..........................       1,226,540            10,381,812
Government of Spain, 7.35s,
  2007   ..........................         438,880             3,178,484
                                                            -------------
                                                             $ 23,363,361
                                                            -------------
Sweden -- 1.2%
Kingdom of Sweden, 10.25s,
  2000   .......................... SEK      60,700          $  8,820,087
                                                            -------------
United Kingdom -- 3.8%
Bell Cablemedia PLC, 0s to
  2000, 11.875s to 2005    ........ GBP       1,250          $  1,034,375
                                                            -------------

Foreign Bonds -- continued
United Kingdom -- continued
Central Transport Rental Finance
  Corp., 9.5s, 2003  ..............          $1,173          $  1,090,550
United Kingdom Treasury, 9.5s,
  2004   .......................... GBP      13,500            25,033,644
                                                            -------------
                                                             $ 27,158,569
                                                            -------------
  Total Foreign Bonds   ..................................   $236,762,583
                                                            -------------
  Total Bonds (Identified Cost, $672,813,355) ............   $679,366,098
                                                            -------------




Stocks -- 0.2%                                   Shares
U.S. Stocks--0.2%
 Apparel and Textiles -- 0.2%
Ithaca Industries, Inc.*   ..................    128,000          $ 1,024,000
                                                                 ------------
 Building
Atlantic Gulf Communities
  Corp.,+*  .................................        244          $     1,373
                                                                 ------------
 Special Products and Services
Alarmguard Holdings, Inc.*    ...............     38,360          $   249,340
                                                                 ------------
  Total U.S. Stocks  .....................................        $ 1,274,713
                                                                 ------------
Foreign Stocks
 United Kingdom
Central Transport Rental Group
  PLC, ADR (Special Products
  and Services)*  ...........................    575,062          $   161,736
                                                                 ------------
  Total Foreign Stocks  ..................................        $   161,736
                                                                 ------------
  Total Stocks (Identified Cost, $2,926,435) .............        $ 1,436,449
                                                                 ------------


Preferred Stock -- 1.3%
K-III Communications Corp.#   ...............     15,643          $ 1,689,444
Cablevision Systems Corp.  ..................     58,245            5,518,714
Time Warner, Inc., 10.25s#    ...............      2,206            2,437,630
                                                                 ------------
  Total Preferred Stock
    (Identified Cost, $8,378,875).........................        $ 9,645,788
                                                                 ------------


Rights
United Mexican States*  ..................... 14,345,000          $         0
                                                                 ------------


Short-Term Obligation -- 0.7%
                                Principal Amount
                                  (000 Omitted)

CSFB Russia Note, due 07/21/97
 (Identified Cost, $4,922,186)+ .............   $  5,000          $ 4,912,515
                                                                 ------------

                               Principal Amount
Issuer                           (000 Omitted)          Value

Repurchase Agreement -- 4.2%
Goldman Sachs, dated May 30,
  1997, due June 2, 1997, total
  to be received $30,049,095
  (secured by various U.S.
  Treasury and Federal Agency
  obligations in a jointly traded
  account), at cost  .................    $30,040       $ 30,040,000
                                                        -------------



Call Option Purchased
                               Principal Amount
Issuer/Expiration Month/         of Contracts
Strike Price                     (000 Omitted)

Canadian Dollars/June/1.365
  (Premiums Paid, $341,040)  ......... CAD 26,754       $      2,568
                                                       -------------
  Total Investments
    (Identified Cost, $719,421,891)  ...............    $725,403,418
                                                        ------------



                               Principal Amount
                                 of Contracts
Issuer                           (000 Omitted)          Value

Call Option Written -- (0.1)%
Swiss Francs/Deutsche Marks
  March/0.847 (Premium
  Received, $244,238) ................ CHF 35,023       $ (1,009,889)



Other Assets,
  Less Liabilities -- (0.9)%                              (6,509,327)
                                                        -------------
Net Assets -- 100.0%  ...........................       $717,884,202
                                                        =============



 *Non-income producing security.
**Non-income producing security - in default.
 #Payment-in-kind bond.
##SEC Rule 144A restriction.
 +Restricted security.


AUD  =  Australian Dollars                GBP =  British Pounds
CAD  =  Canadian Dollars                  GRD =  Greek Drachma
CHF  =  Swiss Francs                      IEP =  Irish Punts
DEM  =  Deutsche Marks                    ITL =  Italian Lire
DKK  =  Danish Kroner                     JPY =  Japanese Yen
ECU  =  European Currency Units           NOK =  Norwegian Kroner
ESP  =  Spanish Pesetas                   NZD =  New Zealand Dollars
FIM  =  Finnish Markkaa                   SEK =  Swedish Kronor



                       See notes to financial statements

Statement of Assets and Liabilities -- May 31, 1997


Assets:
 Investments, at value (identified cost, $719,421,891) ..............................   $725,403,418
 Cash  ..............................................................................         42,884
 Foreign currency, at value (Identified cost, $202) .................................            199
 Net receivable for forward foreign currency exchange contracts sold  ...............      2,031,568
 Net receivable for forward foreign currency exchange contracts closed or subject to
  master netting agreements .........................................................      3,644,869
 Receivable for investments sold  ...................................................        490,465
 Interest receivable  ...............................................................     13,280,825
 Other assets   .....................................................................          6,410
                                                                                        --------------
   Total assets    ..................................................................   $744,900,638
                                                                                        --------------
Liabilities:
 Distributions payable to dividend disbursing agent    ..............................   $    431,835
 Payable for Treasury shares reacquired    ..........................................        714,750
 Payable for investments purchased   ................................................     23,541,691
 Payable for interest rate swaps  ...................................................        157,939
 Written option outstanding, at value (premium received $244,238)  ..................      1,009,889
 Net payable for forward foreign currency exchange contracts purchased   ............        787,876
 Payable to affiliates --
  Management fee   ..................................................................         28,748
  Administrative fee  ...............................................................            591
  Transfer agent fee  ...............................................................         13,016
 Accrued expenses and other liabilities    ..........................................        330,101
                                                                                        --------------
   Total liabilities  ...............................................................   $ 27,016,436
                                                                                        --------------
Net assets   ........................................................................   $717,884,202
                                                                                        ==============
Net assets consist of:
 Paid-in capital   ..................................................................   $727,937,921
 Unrealized appreciation on investments and translation of assets and liabilities in
  foreign currencies ................................................................      9,618,380
 Accumulated net realized loss on investments and foreign currency transactions   ...    (15,552,514)
 Accumulated distributions in excess of net investment income   .....................     (4,119,585)
                                                                                        --------------
   Total  ...........................................................................   $717,884,202
                                                                                        ==============
Shares of beneficial interest outstanding  ..........................................     68,904,439
                                                                                        ==============
Net asset value per share (net assets [divided by] shares of beneficial interest           $10.42
  outstanding)                                                                             ======



                       See notes to financial statements

Statement of Operations -- Six Months Ended May 31, 1997


Net investment income:
 Interest income  .........................................................    $   30,182,510
                                                                               --------------
Expenses --
 Management fee   .........................................................    $    2,537,279
 Trustees' compensation    ................................................            82,218
 Transfer and dividend disbursing agent fee  ..............................            76,810
 Administrative fee  ......................................................            27,361
 Custodian fee    .........................................................           225,203
 Printing   ...............................................................            30,817
 Auditing fees    .........................................................            30,366
 Postage    ...............................................................            20,814
 Legal fees    ............................................................             2,816
 Miscellaneous    .........................................................            66,938
                                                                               --------------
  Total expenses  .........................................................    $    3,100,622
 Fees paid indirectly   ...................................................           (30,196)
                                                                               --------------
  Net expenses    .........................................................    $    3,070,426
                                                                               --------------
    Net investment income  ................................................    $   27,112,084
                                                                               --------------
Realized and unrealized gain (loss) on investments:
 Realized gain (loss) (identified cost basis) --
  Investment transactions  ................................................    $   (4,731,706)
  Written option transactions    ..........................................           356,543
  Foreign currency transactions  ..........................................         5,216,640
  Futures contracts  ......................................................          (175,141)
  Interest rate swaps   ...................................................           291,162
                                                                               --------------
    Net realized gain on investments and foreign currency transactions  ...    $      957,498
                                                                               --------------
 Change in unrealized appreciation (depreciation) --
  Investments  ............................................................    $  (15,817,336)
  Written options    ......................................................          (765,651)
  Translation of assets and liabilities in foreign currencies  ............         6,294,920
  Futures contracts  ......................................................           256,555
  Interest rate swaps   ...................................................          (960,260)
                                                                               --------------
    Net unrealized loss on investments    .................................    $  (10,991,772)
                                                                               --------------
     Net realized and unrealized loss on investments and foreign currency      $  (10,034,274)
                                                                               --------------
      Increase in net assets from operations    ...........................    $   17,077,810
                                                                               ==============



                       See notes to financial statements

Statement of Changes in Net Assets


                                                                                           Six Months Ended
                                                                                             May 31, 1997
                                                                                           ------------------
Increase (decrease) in net assets:
From operations --
 Net investment income  ..................................................................  $   27,112,084
 Net realized gain on investments and foreign currency transactions  .....................         957,498
 Net unrealized loss on investments and foreign currency translation    ..................     (10,991,772)
                                                                                            --------------
   Increase in net assets from operations    .............................................  $   17,077,810
                                                                                            --------------
Distributions declared to shareholders --
 From net investment income   ............................................................  $  (27,112,084)
 In excess of net investment income    ...................................................        (888,266)
                                                                                            --------------
   Total distributions declared to shareholders    .......................................  $  (28,000,350)
                                                                                            --------------
Trust share (principal) transactions --
 Net asset value of shares reacquired from shareholders  .................................  $   (7,164,640)
                                                                                            --------------
  Decrease in net assets from Trust share transactions   .................................  $   (7,164,640)
                                                                                            --------------
   Total decrease in net assets  .........................................................  $  (18,087,180)
Net assets:
 At beginning of period    ...............................................................     735,971,382
                                                                                            --------------
 At end of period (including accumulated distributions in excess of net investment income
  of $4,119,585 and $3,231,319, respectively)   ..........................................  $  717,884,202
                                                                                            ==============



                                                                                                Year Ended
                                                                                               November 30,
                                                                                                   1996
                                                                                           ----------------------
Increase (decrease) in net assets:
From operations --
 Net investment income  ..................................................................   $      55,599,953
 Net realized gain on investments and foreign currency transactions  .....................           6,608,122
 Net unrealized loss on investments and foreign currency translation    ..................          (2,345,397)
                                                                                           --------------------
   Increase in net assets from operations    .............................................   $      59,862,678
                                                                                             -----------------
Distributions declared to shareholders --
 From net investment income   ............................................................   $     (60,602,341)
 In excess of net investment income    ...................................................                   0
                                                                                             -----------------
   Total distributions declared to shareholders    .......................................   $     (60,602,341)
                                                                                             -----------------
Trust share (principal) transactions --
 Net asset value of shares reacquired from shareholders  .................................   $     (49,544,782)
                                                                                             -----------------
  Decrease in net assets from Trust share transactions   .................................   $     (49,544,782)
                                                                                             -----------------
   Total decrease in net assets  .........................................................   $     (50,284,445)
Net assets:
 At beginning of period    ...............................................................         786,255,827
                                                                                             -----------------
 At end of period (including accumulated distributions in excess of net investment income
  of $4,119,585 and $3,231,319, respectively)   ..........................................   $     735,971,382
                                                                                             =================



                       See notes to financial statements

Financial Highlights


                                                     Six Months
Per share data (for a                                  Ended                        Year Ended November 30,
share outstanding                                     May 31,    --------------------------------------------------------------
throughout each period):                              1997            1996         1995        1994         1993         1992
                                                      ----------  --------     --------    ----------   --------     --------
Net asset value -- beginning of period  ............ $  10.57     $  10.50     $   9.60    $  10.68     $  10.23     $  10.59
                                                     ---------    --------     --------    ----------   --------     --------
Income from investment operations# --
 Net investment income   ........................... $   0.39     $   0.76     $   0.79    $   0.76     $   0.85     $   0.95
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions  ...    (0.14)        0.14         0.88       (1.07)        0.55        (0.15)
                                                     ---------    --------     --------    ----------   --------     --------
  Total from investment operations   ............... $   0.25     $   0.90     $   1.67    $  (0.31)    $   1.40     $   0.80
                                                     ---------    --------     --------    ----------   --------     --------
Less distributions declared to shareholders --
 From net investment income ........................ $  (0.39)    $  (0.83)    $  (0.77)   $  (0.35)    $  (0.72)    $  (0.90)
 From net realized gain on investments and foreign
  currency transactions  ...........................       --           --           --       (0.03)       (0.23)       (0.15)
 In excess of net investment income  ...............    (0.01)          --           --          --           --           --
 From paid in capital    ...........................       --           --           --       (0.39)          --        (0.11)
                                                     ---------    --------     --------    ----------   --------     --------
   Total distributions declared to shareholders  ... $  (0.40)    $  (0.83)    $  (0.77)   $  (0.77)    $  (0.95)    $  (1.16)
                                                     ---------    --------     --------    ----------   --------     --------
 Net asset value --
  end of period    ................................. $  10.42     $  10.57     $  10.50    $   9.60     $  10.68     $  10.23
                                                     =========    ========     ========    ==========   ========     ========
Per share market value --
 end of period  .................................... $  9.500     $  9.625     $  9.125    $  8.719     $  9.625     $  9.875
                                                     =========    ========     ========    ==========   ========     ========
Total return .......................................    2.95%++     15.09%       13.84%     (1.35)%        6.92%        1.39%
Ratios (to average net assets)/Supplemental data:
 Expenses##  .......................................    0.85%+       0.93%        0.92%       0.86%        0.90%        0.98%
 Net investment income   ...........................    7.54%+       7.38%        7.84%       7.50%        8.04%        9.27%
Portfolio turnover    ..............................     104%         146%         183%        153%         397%         198%
Net assets at end of period (000 omitted)  ......... $717,884     $735,971     $786,256    $804,390     $919,480     $898,756


 + Annualized
++ Not annualized.
 # Per share data for the periods subsequent to November 30, 1993, is based on average shares outstanding.
## For fiscal years ending after September 1, 1995, the Trust's expenses are calculated without reduction for fees paid indirectly.


                       See notes to financial statements

Financial Highlights


Per share data (for a                                                                Year Ended November 30,
share outstanding                                                            ----------------------------------------
throughout each period):                                                         1991          1990        1989*
                                                                             -------------- ----------- -------------
Net asset value -- beginning of period   .................................     $   9.93     $  11.00    $    11.16
                                                                               --------     ----------  -----------
Income from investment operations --
 Net investment income [sec]    ..........................................     $   1.06     $   1.17    $     0.43
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions    .......................................         1.10        (0.73)        (0.21)
                                                                               --------     ----------  -----------
  Total from investment operations    ....................................     $   2.16     $   0.44    $     0.22
                                                                               --------     ----------  -----------
Less distributions declared to shareholders --
 From net investment income  .............................................     $  (1.06)    $  (1.22)   $    (0.38)
 From net realized gain on investments and foreign currency transactions             --        (0.07)           --
 From paid in capital  ...................................................        (0.44)       (0.22)           --
                                                                               --------     ----------  -----------
  Total distributions declared to shareholders    ........................     $  (1.50)    $  (1.51)   $    (0.38)
                                                                               --------     ----------  -----------
Net asset value -- end of period   .......................................     $  10.59     $   9.93    $    11.00
                                                                               ========     ==========  ===========
Per share market value -- end of period  .................................     $ 10.875     $  9.125    $   11.000
                                                                               ========     ==========  ===========
Total return  ............................................................       37.96%      (3.32)%      (14.15)%+
Ratios (to average net assets)/Supplemental data[sec]:
  Expenses    ............................................................        1.02%        1.08%         0.74%+
  Net investment income   ................................................       10.34%       11.32%        11.32%+
Portfolio turnover  ......................................................         416%         184%          480%
Net assets at end of period (000 omitted)   ..............................     $923,287     $864,254    $  977,875

 +   Annualized.
 *   For the period from the commencement of investment operations, July 20, 1989, to November 30, 1989.
[sec]The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Trust, the net
     investment income per share and the ratios would have been:
          Net investment income    .......................................     $     --     $   1.17    $     0.42
          Ratios (to average net assets):
            Expenses    ..................................................           --        1.10%         1.02%+
            Net investment income   ......................................           --       11.30%        11.04%+


                       See notes to financial statements

Notes to Financial Statements

(1) Business and Organization

MFS Charter Income Trust (the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

(2) Significant Accounting Policies

General -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political and economic environment.

Investment Valuations -- Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, interest rate swaps, and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar-denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options and options, on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements -- The Trust may enter into repurchase agreements with institutions that the Trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Trust requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Trust to obtain those securities in the event of a default under the repurchase agreement. The Trust monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Trust under each such repurchase agreement. The Trust, along with other affiliated entities of Massachusetts Financial Service Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options -- The Trust may write covered call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Trust. The Trust as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Trust's management on the direction of interest rates.

Futures Contracts -- The Trust may enter into futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Trust is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Trust each day, depending on the daily fluctuations in value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Trust. The Trust's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Should interest or exchange rates or securities prices move unexpectedly, the Trust may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts -- The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Trust will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Trust may enter into contracts with the intent of changing the relative exposure of the Trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Swap Agreements -- The Trust may enter into swap agreements. A swap is an exchange of cash payments between the Trust and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Trust uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Trust may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Trust may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Dividend income is recorded on the ex-dividend date for dividends received in cash.

The Trust uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds, whereby interest income on PIK bonds is recorded ratably by the Trust at a constant yield to maturity. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as an addition to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are reported as operating expenses.

Fees Paid Indirectly -- The Trust's custodian bank calculates its fee based on the Trust's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Trust. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions -- The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Trust files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Trust's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

At November 30, 1996, the Trust, for federal income tax purposes, had a capital loss carryforward of $16,351,930, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on November 30, 2002, ($10,901,634) and November 30, 2003, ($5,450,296).

(3) Transactions with Affiliates

Investment Adviser -- The Trust has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.32% of average daily net assets and 4.57% of investment income.

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain of the officers and Trustees of the Trust are officers or directors of MFS and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $15,718 for the period ended May 31, 1997.

Administrator -- Effective March 1, 1997, the Trust has an administrative services agreement with MFS to provide certain financial, legal, compliance, shareholder communications and other administrative services. As a partial reimbursement for the cost of providing these services, the Trust pays MFS an administrative fee of up to 0.015% per annum of the Trust's average daily net assets, provided that the administrative fee is not assessed on Trust assets that exceed $3 billion.

Transfer Agent -- MFSC acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee and a dividend services fee and will reimburse MFSC for reasonable out-of-pocket expenses. The account maintenance fee is computed as follows:


Total Number of Accounts         Annual Account Fee
------------------------------   -------------------
Less than 75,000  ............        $9.00
75,000 and over   ............        $8.00

The dividend services fee is $0.75 per dividend reinvestment and $0.75 per cash infusion.

(4) Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                         Purchases         Sales
                                                        --------------   -------------
U.S. government securities   ........................   $231,295,101     $235,655,789
                                                        =============    =============
Investments (non-U.S. government securities)   ......   $495,121,913     $465,775,476
                                                        =============    =============

The cost and unrealized appreciation or depreciation in value of the investments owned by the Trust, as computed on a federal income tax basis, are as follows:


      Aggregate cost   .....................    $ 719,421,891
                                                =============
      Gross unrealized appreciation   ......    $  15,574,511
      Gross unrealized depreciation   ......       (9,592,984)
                                                -------------
       Net unrealized appreciation    ......    $   5,981,527
                                                =============

(5) Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Trust shares were as follows:

                                                   Six Months
                                                     Ended                         Year Ended
                                                  May 31, 1997                 November 30, 1996
                                          ----------------------------   ------------------------------
                                           Shares         Amount           Shares          Amount
                                          -----------   --------------   -------------   --------------
     Treasury shares reacquired  ......   (750,500)     $(7,164,640)     (5,222,300)     $(49,544,782)
                                          =========     =============    ===========     ==============
      Net Decrease   ..................   (750,000)     $(7,164,640)     (5,222,300)     $(49,544,782)
                                          =========     =============    ===========     ==============

In accordance with the provisions of the Trust's prospectus, 750,500 shares of beneficial interest were purchased by the Trust during the period ended May 31, 1997, at an average price per share of $9.55 and a weighted average discount of 8.60% per share. The Trust repurchased 5,222,300 shares of beneficial interest during the year ended November 30, 1996, at an average price per share of $10.25 and a weighted average discount of 7.47% per share. Shares held in Treasury were repurchased in an attempt to return the market value of the discount to shareholders in the form of higher monthly distributions.

(6) Quarterly Financial Information (Unaudited)



                                                                             Net Realized and       Net Increase (Decrease)
                                                                          Unrealized Gain (Loss)    in Net Assets Resulting
Quarterly Period Ended     Investment Income     Net Investment Income        on Investments            from Operations
------------------------ ---------------------- ----------------------- --------------------------- ------------------------
                                         Per                     Per                        Per                       Per
Fiscal 1997                 Amount      Share      Amount       Share        Amount        Share        Amount       Share
------------------------ ------------- -------- -------------- -------- ----------------- --------- ---------------- -------
February 28    .........   $14,849,403   $ 0.21   $ 13,248,621   $ 0.19  $  (6,257,659)   $(0.09)    $   6,990,962     $0.10
May 31   ...............    15,333,107     0.22     13,863,463     0.20     (3,776,615)    (0.05)       10,086,848      0.15
                          ------------  -------  -------------  -------  -------------    -------    -------------    ------
                           $30,182,510   $ 0.43   $ 27,112,084   $ 0.39  $ (10,034,274)   $(0.14)    $  17,077,810     $0.25
                          ============  =======  =============  =======  =============    =======    =============    ======
Fiscal 1996
-----------------------
February 29 ............   $15,564,900   $ 0.21   $ 13,742,420   $ 0.18  $  (7,664,018)   $(0.10)    $   6,078,402     $0.08
May 31   ...............    15,903,936     0.21     14,151,263     0.19    (14,425,872)    (0.17)         (274,609)     0.02
August 31   ............    15,721,897     0.22     14,102,486     0.20     25,010,066      0.05        39,112,552      0.25
November 30 ............    15,445,067     0.22     13,603,784     0.19      1,342,549      0.36        14,946,333      0.55
                          ------------  -------  -------------  -------  -------------    -------    -------------    ------
                           $62,635,800   $ 0.86   $ 55,599,953   $ 0.76  $   4,262,725    $ 0.14     $  59,862,678     $0.90
                          ============  =======  =============  =======  =============    =======    =============    ======
Fiscal 1995
-----------------------
February 28    .........   $17,644,418   $ 0.21   $ 15,926,649   $ 0.19  $  20,521,446    $ 0.30     $  36,448,095     $0.49
May 31   ...............    17,446,967     0.23     15,482,169     0.20     34,562,460      0.48        50,044,629      0.68
August 31   ............    17,558,133     0.23     15,759,926     0.21     (7,979,553)    (0.08)        7,780,373      0.13
November 30 ............    16,345,031     0.22     14,565,557     0.19     13,173,227      0.18        27,738,784      0.37
                          ------------  -------  -------------  -------  -------------    -------    -------------    ------
                           $68,994,549   $ 0.89   $ 61,734,301   $ 0.79  $  60,277,580    $ 0.88     $ 122,011,811     $1.67
                          ============  =======  =============  =======  =============    =======    =============    ======

(7) Line of Credit

The Trust entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $400 million, collectively. Borrowings may be made to temporarily finance the repurchase of Trust shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Trust for the period ended May 31, 1997, was $3,160.

(8) Financial Instruments

The Trust trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, and swap agreements. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial investment and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at May 31, 1997, is as follows:

Written Options Transactions
---------------------
                                                             1997 Calls                      1997 Puts
                                                  --------------------------------- ----------------------------
                                                  Principal Amounts
                                                    of Contracts                    Principal Amounts
                                                    (000 omitted)      Premiums       of Contracts     Premiums
                                                  ------------------ -------------- ------------------ ---------
Outstanding, beginning of period                            --        $        --           --         $  --
  Options written --
  Australian dollars  ...........................        4,824             32,584
  Swiss Francs/Deutsche marks  ..................       49,028            329,836
  U.S. dollars  .................................       36,000            241,875
  Options terminated in closing transactions --
  Australian dollars  ...........................       (4,824)           (32,584)
  Swiss Francs/Deutsche marks  ..................      (14,005)           (85,598)
  Options expired --
  U.S. dollars  .................................      (36,000)          (241,875)
                                                      --------        -----------        ------        ------
 Outstanding, end of period --                          35,023        $   244,238           --            --
                                                      ========        ===========        ======        ======
 Options outstanding at end of period consist of:
  Swiss Francs/Deutsche marks  ..................       35,023        $   244,238        $             $
                                                      --------        -----------        ------        ------
 Outstanding, end of period --                          35,023        $   244,238        $  --         $  --
                                                      ========        ===========        ======        ======



Forward Foreign Currency Exchange Contracts
----------------------------------
                                                                                                        Net Unrealized
                                               Contracts to                            Contracts at     Appreciation
          Settlement Date                      Deliver/Receive     In Exchange For     Value            (Depreciation)
          --------------------------           -----------------   -----------------   --------------   ---------------
Sales     6/30/97 -- 9/30/97  ......   AUD           41,424,903      $ 31,550,201        $ 31,532,104     $   18,097
          6/30/97    ...............   CAD           32,817,266        24,157,430          23,845,156        312,274
          8/26/97 -- 9/30/97  ......   CHF            7,682,441         5,286,153           5,498,514       (212,361)
          8/26/97 -- 9/30/97  ......   DEM          133,246,713        79,180,452          78,704,244        476,208
          9/30/97 ..................   DKK          110,977,170        17,506,218          17,196,911        309,307
          8/05/97 -- 1/15/98  ......   ECU           20,154,580        23,483,026          23,097,389        385,637
          6/30/97 -- 9/30/97  ......   ESP        3,899,171,368        27,280,662          27,024,868        255,794
          6/30/97 -- 9/30/97  ......   GBP           32,804,219        53,492,734          53,688,281       (195,547)
          6/30/97 -- 9/30/97  ......   IEP           12,105,176        19,031,210          18,279,453        751,757
          6/30/97 -- 9/30/97  ......   ITL       35,305,687,460        20,760,343          20,849,388        (89,045)
          6/30/97 -- 8/26/97  ......   JPY            5,134,276            43,674              44,522           (848)
          9/30/97    ...............   NZD           19,577,838        13,387,326          13,447,606        (60,280)
          6/30/97 - 09/30/97  ......   SEK           74,571,366         9,750,600           9,670,025         80,575
                                                                     -------------      -------------     ----------
                                                                     $324,910,029        $322,878,461     $2,031,568
                                                                     =============      =============     ==========

                                                                                                            Net Unrealized
                                                   Contracts to                            Contracts at     Appreciation
              Settlement Date                      Deliver/Receive     In Exchange For     Value            (Depreciation)
              --------------------------           -----------------   -----------------   --------------   ---------------
Purchases     6/30/97 -- 8/26/97  ......   AUD            5,782,546      $  4,522,482        $  4,402,351    $  (120,131)
              6/30/97    ...............   CAD           11,520,792         8,482,710           8,371,054       (111,656)
              8/26/97 -- 9/30/97  ......   CHF           39,873,514        28,437,116          28,638,358        201,242
              8/26/97 -- 9/30/97  ......   DEM           73,929,331        43,949,344          43,609,210       (340,134)
              9/30/97    ...............   DKK           57,590,126         9,003,980           8,924,109        (79,871)
              6/30/97 -- 8/26/97  ......   ESP        2,761,384,592        19,340,121          19,128,629       (211,492)
              9/30/97    ...............   FIM              596,948           116,398             117,108            710
              8/26/97 ..................   GBP           14,540,272        23,807,515          23,790,866        (16,649)
              6/30/97    ...............   ITL       19,031,987,705        11,271,878          11,247,904        (23,974)
              6/30/97 -- 9/30/97  ......   JPY            7,701,414            65,273              66,989          1,716
              9/30/97    ...............   NOK           72,912,746        10,352,807          10,319,925        (32,882)
              6/30/97 ..................   NZD           11,897,284         8,175,456           8,190,292         14,836
              6/30/97 ..................   SEK            5,262,785           749,663             680,072        (69,591)
                                                                         -------------      -------------    -----------
                                                                         $168,274,743        $167,486,867    $  (787,876)
                                                                         =============      =============    ===========

Forward foreign currency purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts, excluded from above, amounted to a net receivable of $464,206 with Banker's Trust, $2,867,404 with Merrill Lynch, $266,043 with Deutschebank, and $288,076 with Swiss Bank Corp. and a net payable of $30,874 with Morgan Stanley, $207,673 with First Boston, and $2,313 with Chase Manhattan Bank at May 31, 1997.

At May 31, 1997, the Trust had sufficient cash and/or securities to cover any commitments under these contracts.


Interest Rate Swaps
---------------
               Notional            Cash Flows          Cash Flows
               Principal Amount    Paid by             Received by         Unrealized
Expiration     of Contract         the Trust           the Trust           (Depreciation)
-----------------------------------------------------------------------------------------
5\22\04        ITL 17,950,000      Floating 3M-Libor   Fixed 7.09%         ($157,939)
                                                                           ==========


At May 31, 1997, the Trust has segregated sufficient cash and/or securities to cover margin requirements on open interest rate swaps.

(9) Restricted Securities

The Trust may invest not more than 20% of its net assets in securities which are subject to legal or contractual restrictions on resale. At May 31, 1997, the Trust owned the following restricted securities (constituting 1.07% of net assets) which may not be publicly sold without registration under the Securities Act of 1933 (the 1933 Act). The Trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.


                                                    Date of
Description                                        Acquisition     Share/Par Amount       Cost         Value
------------------------------------------------   -------------   ------------------   -----------   -----------
Atlantic Gulf Communities Corp.                       8/2/89                 244       $        0     $    1,373
CSFB Russian Note, 0s, 7/21/97                        4/25/97          5,000,000        4,922,186      4,912,515
Government of Russia, Floating Rate, 2049             3/18/97          2,000,000        1,417,500      1,452,500
Merrill Lynch Mortgage Investors, 8.225s, 2023        6/22/94          1,500,000        1,039,687      1,290,703
                                                                                                      -----------
                                                                                                      $7,657,091
                                                                                                      ===========

Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of MFS Charter Income Trust:

We have audited the accompanying statement of assets and liabilities of MFS Charter Income Trust, including the schedule of portfolio investments, as of May 31, 1997, and the related statement of operations for the six month period ended May 31, 1997, the statement of changes in net assets for the six month period ended May 31, 1997 and for the year ended November 30, 1996, and financial highlights for the six month period ended May 31, 1997 and for each of the three years in the period ended November 30, 1996. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods prior to the year ended November 30, 1994, indicated herein, were audited by other auditors whose report dated January 19, 1994, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Charter Income Trust at May 31, 1997, the results of its operations for the six month period ended May 31, 1997, the changes in its net assets for the six month period ended May 31, 1997, and for the year ended November 30, 1996, and the financial highlights for the six month period ended May 31, 1997, and for each of the three years in the period ended November 30, 1996, in conformity with generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP



Boston, Massachusetts
July 1, 1997

MFS(R) Charter Income Trust

Trustees

A. Keith Brodkin*
Chairman and President

Richard B. Bailey* (2)
Private Investor; Former Chairman and
Director (until 1991), Massachusetts
Financial Services Company; Director,
Cambridge Bancorp; Director,
Cambridge Trust Company

Marshall N. Cohan(1)
Private Investor

Lawrence H. Cohn, M.D.(2)
Chief of Cardiac Surgery,
Brigham and Women's Hospital;
Professor of Surgery, Harvard
Medical School

The Hon. Sir J. David
Gibbons, KBE(2)
Chief Executive Officer,
Edmund Gibbons Ltd.;
Chairman, Bank of N.T.
Butterfield & Son Ltd.

Abby M. O'Neill(2)
Private Investor; Director,
Rockefeller Financial Services, Inc.
(investment advisers)

Walter E. Robb, III(1)
President and Treasurer,
Benchmark Advisors, Inc.
(corporate financial consultants);
President, Benchmark Consulting
Group, Inc. (office services);
Trustee, Landmark Funds
(mutual funds)

Arnold D. Scott *
Senior Executive Vice President,
Director and Secretary,
Massachusetts Financial
Services Company

Jeffrey L. Shames*
President and Director,
Massachusetts Financial
Services Company

J. Dale Sherratt(1)
President, Insight Resources, Inc.
(acquisition planning specialists)

Ward Smith(1)
Former Chairman (until 1994),
NACCO Industries;
Director, Sundstrand Corporation



*   Affiliated with the Investment Adviser
(1) Member of Audit Committee
(2) Member of Portfolio Trading Committee


(recycle logo) This report is printed on recycled paper.
                                                                MCICE-3 7/97 67M


Portfolio Manager
James T. Swanson*

Treasurer
W. Thomas London*

Assistant Treasurer
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Transfer Agent,
Registrar and Dividend
Disbursing Agent
MFS Service Center, Inc.
P.O. Box 9024
Boston, MA 02205-9824
1-800-637-2304

Custodian
State Street Bank and
Trust Company

Independent Auditors
Ernst & Young LLP

Investment Adviser
Massachusetts Financial
Services Company
500 Boylston Street
Boston, MA 02116-3741





[silhouette logo]
MFS(SM)
INVESTMENT MANAGEMENT


MFS(R) Charter Income Trust

Semiannual Report
May 31, 1997


[graphic--man and woman silhouette]